Exhibit 10.43

PREPARED  BY/RETURN  TO:
Alan  I.  Armour  II,  Esquire
Nason,  Yeager,  Gerson,  White  &  Lioce,  P.A.
1645  Palm  Beach  Lakes  Boulevard
Suite  1200
West  Palm  Beach,  Florida    33401

                    NOTE AND MORTGAGE MODIFICATION AGREEMENT
                    ----------------------------------------

     THIS AGREEMENT, made this 12 day of May, 2005, by and between SUNSTONE GOLF RESORT, INC., a Florida corporation, n/k/a TIERRA DEL SOL RESORT INC., a Florida corporation, the "Mortgagor", and RASTER INVESTMENTS, INC., a Cayman Islands
                    ---------
Corporation,  its  successors  and/or  assigns,  the  "Mortgagee";
                                                       ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Mortgagee is the owner and holder of that certain mortgage (the "Mortgage") made by the Mortgagor to Mortgagee and recorded on February 8, 2000,
  -------
in Official Records Book 4399, Page 753, in the Public Records of Polk County, Florida, which Mortgage secures a debt evidenced by a promissory note dated January 31, 2000, in the original amount of $985,000 and encumbers property more particularly described in attached Exhibit "A"; and
                                       ------------

     WHEREAS, Mortgagor has requested Mortgagee to modify the Note and Mortgage;

     NOW, THEREFORE, in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee agree as follows:

     1.     The  foregoing  recitals  are  true.

     2. The terms of the Note and Mortgage are modified such that the Note shall have a maturity date of June 1, 2006.

     3. The Mortgagee acknowledges that the Mortgage and Note are in full force and effect and that no defaults exist thereunder.

     4. This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns, or successors and assigns of the respective parties hereto.

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     5.     This Agreement shall not create a novation or any merger nor impair, diminish, prejudice or otherwise adversely affect the rights and priorities of Mortgagee, its successors and assigns.

     IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this Agreement on the date first above written.

WITNESSES:                                   MORTGAGOR:  SUNSTONE GOLF  RESORT,
                                             INC., n/k/a TIERRA DEL SOL RESORT
                                             INC., a Florida corporation

/s/ Carol Overstreet                         By:  /s/  Malcolm  J.  Wright
 ---------------------                          --------------------------
(Print  Name: Carol  Overstreet)             Print  Name:  Malcolm  J.  Wright
              -----------------              Its: President
                                                  -------------------

/s/  Sharon  G.  Clement
 ------------------------
(Print  Name: Sharon  G.  Clement)
              -------------------

                                             MORTGAGEE: RASTER INVESTMENTS, INC.

                                             By: /s/ Edward  A.  Teraskiewicz
-------------------------                       -----------------------------
(Print  Name: Ann  Bishop)                       Edward  A.  Teraskiewicz
              -----------                        Its:  Director

/s/ Malcolm J. Wright
---------------------------------
(Print  Name: Malcolm  J.  Wright)               (CORPORATE SEAL)
              -------------------


STATE  OF  FLORIDA          )
                            )  SS:
COUNTY  OF ORANGE           )

     The foregoing Note and Mortgage Modification Agreement was acknowledged before me this 12 day of May, 2005, by Malcolm J. Wright, the
                                                                       ---------
President of Sunstone Golf Resort, Inc., n/k/a Tierra Del Sol Resort Inc., a Florida corporation, on behalf of the corporation, (X) who is personally known
to  me  OR  (    )  who  produced
                                   -----------------------------
                         as  identification.
------------------------

                                   /s/  Sharon  G.  Clement
                                    ------------------------
                                   Notary  Signature
                                   Sharon  G.  Clement
                                   -------------------
                                   Print  Notary  Name
                                   NOTARY  PUBLIC
                                   State  of  Florida  at  Large

                                   My  Commission  Expires:  August  2,  2008

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STATE  OF  NEW  JERSEY          )
                                )  SS:
COUNTY  OF  BERGEN              )

     The foregoing Note and Mortgage Modification Agreement was acknowledged before me this 13 day of May, 2005, by Edward A. Teraskiewicz, Director of
RASTER  INVESTMENTS,  INC.,  a Cayman Islands Corporation, (X) who is personally
known  to  me  OR  (    ) who produced                                        as
                                       --------------------------------------
identification.

                                   /s/  Jennifer  Long
                                    -------------------
                                   Notary  Signature

                                   Jennifer  Long
                                   ---------------
                                   Print  Notary  Name

                                   NOTARY  PUBLIC
                                   State  of  New  Jersey  at  Large

                                   My  Commission  Expires:  November  3,  2005

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